UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 18, 2025
(Date of earliest event reported)

BANK 2025-BNK50
(Central Index Key Number 0002062966)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
(Central Index Key Number 0000835271)

(Exact name of sponsor as specified in its charter)

Bank of America, National Association

(Central Index Key Number 0001102113)

(Exact name of sponsor as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

(Exact name of sponsor as specified in its charter)

National Cooperative Bank, N.A.

(Central Index Key Number 0001577313)

(Exact name of sponsor as specified in its charter)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-280318-02	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 834-5467

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.	Other Events.

On June 18, 2025, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”) caused, pursuant to a pooling and servicing agreement, dated and effective as of June 1, 2025 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Trimont LLC, as general master servicer, K-Star Asset Management LLC, as general special servicer, National Cooperative Bank, N.A. (“NCB”), as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, (i) the issuance of the BANK 2025-BNK50, Commercial Mortgage Pass-Through Certificates, Series 2025-BNK50 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and together with the Class RR Certificates, the “VRR Interest”). The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-4, Class A-4-1, Class A-4-2, Class A-4-X1, Class A-4-X2, Class A-5, Class A-5-1, Class A-5-2, Class A-5-X1, Class A-5-X2, Class A-SB, Class X-A, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1 and Class A-S-X2 Certificates (collectively, the “Public Certificates”) and (ii) Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1, Class C-X2, Class D, Class D-1, Class D-2, Class D-X1, Class D-X2, Class E, Class E-1, Class E-2, Class E-X1, Class E-X2, Class F-RR, Class G-RR, Class H-RR, Class J-RR, Class K-RR, Class V and Class R Certificates (the “Private Certificates”).

The Public Certificates were sold to J.P. Morgan Securities LLC (“JPMS”), BofA Securities, Inc. (“BofA Securities”), Wells Fargo Securities, LLC (“WFS”), Morgan Stanley & Co. LLC (“MS&Co.”), Mischler Financial Group, Inc. (“Mischler”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with JPMS, BofA Securities, WFS, MS&Co. and Mischler, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of May 29, 2025, among the Registrant, JPMorgan Chase Bank, National Association (“JPMCB”) and the Underwriters.

The Private Certificates were sold to JPMS, BofA Securities, WFS, MS&Co., Mischler and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of May 29, 2025, among the Registrant, JPMCB and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates and the VRR Interest represent, in the aggregate, the entire beneficial ownership in the BANK 2025-BNK50 (the “Issuing Entity”), a common law trust fund formed on June 18, 2025 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 34 commercial, multifamily and/or residential cooperative commercial mortgage loans (the “Mortgage Loans”). The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from JPMCB, Bank of America, National Association (“BANA”), Morgan Stanley Mortgage Capital Holdings LLC, NCB and Wells Fargo Bank, National Association (“WFB”).

On June 18, 2025, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $399,536,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $4,276,567, were approximately $414,872,139. Of the expenses paid by the Registrant, approximately $206,278 were paid directly to affiliates of the Registrant, $105,796 in the form of fees were paid to the Underwriters, $109,865 were paid to or for the Underwriters and $3,854,629 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.

Further information regarding such sales has been previously provided on the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (Filing Date: June 2, 2025) and in the Prospectus, dated May 29, 2025 and as filed with the Securities and Exchange Commission on June 2, 2025. The related registration statement (file no. 333-280318) was originally declared effective on September 9, 2024.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

Credit Risk Retention

JPMCB, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”) is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 43 (the “Credit Risk Retention Rules”) in connection with the securitization of the Mortgage Loans referred to above by:

(a)	the transfer of the VRR Interest, having an aggregate principal amount of $9,573,383, to JPMCB, BANA and Morgan Stanley Bank, N.A. (“MSBNA”, together with the Retaining Sponsor and BANA, the “Retaining Parties”) as follows: (i) the RR Interest, with a VRR Interest balance equal to $5,200,115, to the Retaining Sponsor, pursuant to the JPMCB Mortgage Loan Purchase Agreement, (ii) $3,094,192 Certificate Balance of the Class RR Certificates to BANA, pursuant to the BANA Mortgage Loan Purchase Agreement, (iii) $2,279,076 Certificate Balance of the Class RR Certificates to MSBNA, pursuant to the MSMCH Mortgage Loan Purchase Agreement;
(b)	the purchase by KKR Real Estate Finance Holdings L.P., and retention by it’s “majority-owned affiliate”, KREF Securities Holdings, LLC, of 60% of each of the Class F-RR, Class, G-RR, Class H-RR, Class J-RR and Class K-RR Certificates (collectively, the “Horizontal Risk Retention Certificates”), in an aggregate initial Certificate Balance of approximately $19,495,999; and
(c)	the purchase and retention by Forethought Life Insurance Company of 40% of the Horizontal Risk Retention Certificates, in an aggregate initial Certificate Balance of approximately $12,997,332.

The VRR Interest was transferred in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act. The VRR Interest constitutes an “eligible vertical interest” (as defined in the Credit Risk Retention Rules) that represents the right to receive at least 1.9500% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the VRR Interest.

The Horizontal Risk Retention Certificates constitute an “eligible horizontal residual interest” (as defined in the Credit Risk Retention Rules). The aggregate fair value of the Horizontal Risk Retention Certificates is equal to approximately $14,945,183 (excluding accrued interest), representing approximately 3.0500% of the aggregate fair value of all of the Certificates (other than the Class R Certificates) and the VRR Interest. The fair value of the Certificates (other than the Class R Certificates) and VRR Interest was determined based on the actual sale prices and finalized tranche sizes of such Certificates.

If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” (as defined in the Credit Risk Retention Rules) in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to this securitization transaction, it would have retained an

“eligible horizontal residual interest” with an aggregate fair value dollar amount of approximately $24,481,691 representing 5.00% of the aggregate fair value of all of the Certificates (other than the Class R Certificates) and the VRR Interest.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated May 22, 2025 and as filed with the Securities and Exchange Commission on May 22, 2025 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
Exhibit No.	Description
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 18, 2025.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 18, 2025 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 18, 2025	J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Registrant)

	By:	/s/ Harris Rendelstein
		Name:	Harris Rendelstein
		Title:	Executive Director